                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20569

                              -------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                           Apex Silver Mines Limited
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            (Exact name of registrant as specified in its charter)



     Cayman Islands                                   Not Applicable
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(State of Incorporation)                     (IRS Employer Identification No.)

Caledonian Houses, Ground Floor
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies
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(address of principal executive offices)

If this form relates to the registration      If this form relates to the registration of a
of a class of debt securities and is          class of debt securities and is to become
effective upon filing pursuant to             effective simultaneously with the
General Instruction A(c)(1) please check      effectiveness of a concurrent registration
the following box.   [_]                      statement under the Securities Act of 1933
                                              pursuant to General Instruction A(c)(2)
                                              please check the following box.     [_]

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                        Name of each exchange on which
to be so registered                        each class is to be registered
-------------------                        ------------------------------

Ordinary Shares                            American Stock Exchange
par value $.01 per share


Securities to be registered pursuant to Section 12(g) of the Act:

None.
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Item 1.   Description of Securities to be Registered.
          ------------------------------------------

          The ordinary shares, par value $.01, (the "Ordinary Shares") of Apex Silver Mines Limited (the "Registrant") are described in the Prospectus filed with the Securities and Exchange Commission (the "Commission") on August 29, 1997 as part of the Registrant's Registration Statement on Form S-1 (File No. 333-34685), as amended from time to time, under the caption "Description of Ordinary Shares", and such description is incorporated herein by reference. The description will be included in the Registrant's Prospectus to be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, which Prospectus shall be deemed to be incorporated herein by reference.

Item 2.   Exhibits.
          --------

          The Ordinary Shares are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 (as amended, the "Exchange Act"). Accordingly, the following exhibits are required in accordance with Part II to the instructions regarding exhibits on Form 8-A:

1.  Specimen Ordinary Share certificate.*

2. The Registrant's Registration Statement on Form S-1 (File No. 333-34685) first filed with the Commission on August 29, 1997, as amended, and incorporated herein by reference.

3.  The Registrant's Memorandum and Articles of Association.**




--------------------------
* Included as Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 333-34685) of the Registrant, first filed with the Securities and Exchange Commission on August 29, 1997, as amended, and incorporated herein by reference.

**    Included as Exhibit 3 to the Registration Statement on Form S-1 (File No.
333-34685) of the Registrant, first filed with the Securities and Exchange Commission on August 29, 1997, as amended, and incorporated herein by reference.

                                       1
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                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.



                                    APEX SILVER MINES LIMITED


                                    By:     /s/ Thomas S. Kaplan
                                       ---------------------------------
                                        Name:   Thomas S. Kaplan
                                        Title:  Chairman


Dated: November 18, 1997

                                       2
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                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

1.  Specimen Ordinary Share certificate.*

2. The Registrant's Registration Statement on Form S-1 (File No. 333-34685) first filed with the Commission on August 29, 1997, as amended, and incorporated herein by reference.

3.  The Registrant's Memorandum and Articles of Association.**




---------------------------
* Included as Exhibit 4.1 to the Registration Statement on Form S-1 (File No. 333-34685) of the Registrant, first filed with the Securities and Exchange Commission on August 29, 1997, as amended, and incorporated herein by reference.

**    Included as Exhibit 3 to the Registration Statement on form S-1 (File No.
333-34685) of the Registrant, first filed with the Securities and Exchange Commission on August 29, 1997, as amended, and incorporated herein by reference.